BUSINESS ACQUISITION	12 Months Ended
Dec. 31, 2020
BUSINESS ACQUISITION
BUSINESS ACQUISITION

4.    BUSINESS ACQUISTION

On March 3, 2020, the Company entered into an agreement to acquire NBPay with a consideration of 761,789,601 ordinary shares of the Company (the “Acquisition”). Pursuant to the share purchase agreement, 761,789,601 shares were newly issued as the consideration and the Company used the stock price of $1.52 per ADS as of the acquisition date to determine the fair value.

The transaction was considered as a business acquisition. The Company was determined as the accounting acquirer based on the facts and circumstances of the transaction.

Accordingly, the purchase method of accounting has been applied. The acquired net assets were recorded at their estimated fair values on the acquisition date. The acquired goodwill is not deductible for tax purposes.

The purchase price for the acquisition was allocated as follows:

US$
Net tangible assets	659,769
Total	659,769

Goodwill	2,577,835

Total Consideration	3,237,604

The goodwill is mainly attributable to intangible assets that cannot be recognized separately as identifiable assets under US GAAP, and comprise of (a) the assembled work force and (b) the expected but unidentifiable business growth resulting from the Acquisition.

The following unaudited pro forma information summarizes the results of operations for the year ended December 31, 2020 of the Group as if the acquisition had occurred on January 1, 2020. The following pro forma financial information is not necessarily indicative of the results that would have occurred had the acquisition been completed at the beginning of the period indicated, nor is it indicative of future operating results:

For the year ended
December 31, 2020
US$
(unaudited)
Pro forma revenues	1,481,589
Pro forma net loss	(2,013,485)
Pro forma net income per ordinary share-basic	0.00
Pro forma net income per ordinary share-diluted	0.00